As filed with the Securities and Exchange Commission on April 28, 2006
                                               Securities Act File No. 002-23727
                                       Investment Company Act File No. 811-01311


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  |X|


         Pre-Effective Amendment No.
         Post-Effective Amendment No.  69                                |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          |X|

         Amendment No. 30                                                |X|


                             THE GAMCO MATHERS FUND
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 BRUCE N. ALPERT
                               GABELLI FUNDS, LLC
                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

James E. McKee, Esq.                  Richard T. Prins, Esq.
The GAMCO Mathers Fund                Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                  Four Times Square, 30th FloorRye, New York
10580-1422                            New York, New York 10036

It is proposed that this filing will be effective:


|_|   immediately upon filing pursuant to paragraph (b); or
|X|   on April 28, 2006 pursuant to paragraph (b); or
|_|   60 days after filing pursuant to paragraph (a)(1); or
|_|   on ______ pursuant to paragraph (a)(1) or;
|_|   75 days after filing pursuant to paragraph (a)(2); or
|_|   on ______ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             THE GAMCO MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  800-GABELLI
                                 (800-422-3554)
                               FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 p.m.

               --------------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
               --------------------------------------------------

                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................    5

MANAGEMENT OF THE FUND ....................................................    7

PURCHASE OF SHARES ........................................................    8

REDEMPTION OF SHARES ......................................................   10

EXCHANGE OF SHARES ........................................................   12

PRICING OF FUND SHARES ....................................................   13

DIVIDENDS AND DISTRIBUTIONS ...............................................   14

TAX INFORMATION ...........................................................   15

MAILINGS TO SHAREHOLDERS ..................................................   15

FINANCIAL HIGHLIGHTS ......................................................   15


GAMCO
MATHERS
FUND

CLASS AAA SHARES

PROSPECTUS

MAY 1, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE

The GAMCO Mathers Fund (the "Fund") seeks to achieve capital appreciation over the long term in various market conditions without excessive risk of capital loss.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by using the following principal strategies:


      o investing primarily in common stocks, selected for their appreciation potential
      o investing in certain event driven situations such as announced mergers, acquisitions, and reorganizations ("arbitrage")
      o engaging, within prescribed limits, in short sales of common stocks whereby the Fund borrows and sells a security it does not own in order to profit from the potential decline in the price of that security
      o varying its common stock exposure by hedging, primarily with the purchase or short sale of Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") futures contracts
      o investing all or a portion of its assets primarily in U.S. Treasury securities when the portfolio manager believes the risk of loss from investing in stocks is high


No minimum or maximum percentage of the Fund's assets is required to be invested in any type of security or investment strategy.

PRINCIPAL RISKS

The Fund is subject to the risks associated with investing in both stocks and U.S. Treasury securities. The Fund is also subject to certain additional risks associated with stock index futures hedging and the higher risk investment strategy of selling stocks short.

The Fund's share price will fluctuate with changes in the market value of its portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to rise and fall. The Fund is also subject to the risk that the value of its U.S. Treasury securities, stock index futures hedge position, and stocks sold short will decline. When you sell your Fund shares, you may receive less than you paid for them. Consequently, you can lose money by investing in the Fund.


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2

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WHO MAY WANT TO INVEST

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you seek long-term growth of capital and are skeptical of a fully invested buy and hold equity investment strategy
      o you seek a portfolio that generally may be long and/or short individual stocks, and/or long U.S. Treasury securities and/or may employ hedging techniques with respect to its common stock exposure
      o you seek a portfolio that is flexibly managed to potentially take advantage of a decline in the U.S. equity markets

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you seek returns that typically move with the S&P 500 Index, in both up and down markets
      o     you seek a fully invested equity portfolio

PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1996), and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                             THE GAMCO MATHERS FUND

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1996                   -0.07%
1997                    3.01%
1998                   -5.21%
1999                    5.73%
2000                    5.02%
2001                    4.25%
2002                  -11.76%
2003                   -1.94%
2004                   -1.04%
2005                    1.23%


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During the periods shown in the bar chart,  the highest return for a quarter was
3.52% (quarter ended September 30, 1996), and the lowest return for a quarter was (9.34)% (quarter ended June 30, 2002).

              AVERAGE ANNUAL TOTAL RETURNS                   PAST           PAST         PAST
        (FOR THE PERIODS ENDED DECEMBER 31, 2005)          ONE YEAR      FIVE YEARS    TEN YEARS
--------------------------------------------------------   ----------    ----------    ---------
The GAMCO Mathers Fund*
    Return Before Taxes ................................      1.23%       (2.01)%       (0.21)%
    Return After Taxes on Distributions ................      0.65%       (2.31)%       (1.12)%
    Return After Taxes on Distributions
      and Sale of Fund Shares ..........................      0.82%       (1.86)%       (0.70)%
S&P 500 Index** ........................................      4.91%        0.54%         9.09%

----------
* On October 1, 1999, Gabelli Funds, LLC became the investment adviser of the Fund.
** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees .....................................................   1.00%
Distribution (Rule 12b-1) Fees(1) ...................................   0.25%
Other Expenses ......................................................   0.89%
                                                                        ----
Total Annual Fund Operating Expenses ................................   2.14%
                                                                        ====
REDEMPTION FEES (as a percentage of amount redeemed for shares
   held 7 days or less payable to the Fund) .........................   2.00%

----------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                   ------     -------     -------     --------
                    $217       $670        $1,149      $2,472


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                         INVESTMENT AND RISK INFORMATION

The Fund's investment objective and principal investment strategies are not fundamental policies and may be changed by a vote of a majority of the Fund's Board of Trustees at any time without a vote of shareholders. The Fund is flexibly managed and can use a variety of investment strategies in the pursuit of its investment objective, with no minimum or maximum percentage of assets required to be invested in any type of security or investment strategy.

The portfolio manager of Gabelli Funds, LLC (the "Adviser") selects stocks using traditional fundamental analysis of both value and growth data, in conjunction with standard technical analysis. Fundamental analysis involves the use of various data including, but not limited to, price/earnings, price/revenues, price/book value, and price/dividend ratios, and various growth rate calculations for earnings, sales, and other data. Technical analysis includes, but is not limited to, the study of rates of change in stock price movement, volume trends, moving averages, relative strength, and overbought/oversold indicators.

The stock selection process is not limited by the total market value of a company's stock, so the Fund may select small, medium, or large capitalization issues. Stocks of companies with a relatively small number of shares available for trading may be more risky because their share prices tend to be more volatile, and their shares less liquid, than those of companies with larger amounts of tradable shares. In general, companies with small revenue bases may have more limited management and financial resources and may face a higher risk of business reversal than larger more established companies. As a result, stocks of smaller companies may be more volatile than stocks of larger companies. Additionally, stocks of companies with special situation characteristics may decline in value if their unique circumstances do not develop as anticipated. Special situation factors may include, but are not limited to, potential and/or announced takeover targets, corporate restructuring candidates, and companies involved in corporate reorganizations.

The Fund may make short sales of equity securities in amounts of up to 50% of the value of the Fund's net assets as determined at the time of the short sale. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security.

The Fund may vary its equity exposure by hedging through the purchase or short sale (except in closing transactions) of stock index futures contracts. The Fund will not purchase or sell short stock index futures contracts if immediately thereafter the aggregate initial margin required to be deposited would exceed 5% of the value of the Fund's total assets.

The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes or bonds when the Fund's portfolio manager believes financial market conditions warrant such action and/or during periods when the Fund's portfolio manager believes that the risk associated with owning equity securities is high due to various traditional stock market valuation benchmarks approaching the upper limits of their long-term historical ranges. At such times, which may continue for extended periods, the Fund's equity exposure may represent a relatively low percentage of the Fund's assets.

While the Fund's objective is to seek capital appreciation over the long term, the Fund does not necessarily purchase or hold individual securities to qualify for long-term capital gains treatment. The Adviser may consider a variety of factors including but not limited to financial market conditions, individual stock and aggregate equity valuation levels, corporate developments, other investment


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opportunities,  Fund redemptions,  tax considerations,  including the Fund's tax
loss  carryforward  (see  "Tax  Information"),   and  changed  expectations,  in
determining whether to sell a security held in the portfolio or to buy to cover a short position. As a result, turnover in the Fund's portfolio may be very high, since investments may be held for very short time periods when the Fund's portfolio manager believes further capital appreciation of those investments is unlikely or that a loss of capital may occur.

Portfolio turnover may be significantly increased due to the Fund holding a substantial portion of its assets in U.S. Treasury securities with maturities of less than one year in conjunction with the purchase and sale of long equity positions and U.S. Treasury securities with maturities greater than one year.

The Fund may also use the following investment technique:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goals. During the past 10 years, on average, a majority of the Fund's assets were invested in U.S. Treasury securities.

There are market risks inherent in any investment and there is no assurance that the objective of the Fund will be realized. Also, there is no assurance that the Fund's portfolio will not decline in value or that the portfolio's various investment segments will perform as expected. When you sell your investment, you may receive more or less money than you originally invested.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information (the "SAI") which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Adviser's website at www.gabelli.com.

Investing in the Fund also involves the following risks:

      o EQUITY RISK. To the extent that the Fund's portfolio has significant equity exposure, long and/or short, the Fund is subject to the risks inherent in the stock market and individual stocks, including but not limited to the following:


                  o unpredictable price volatility in individual stocks and various stock indices
                  o changes in interest rates, inflation and corporate profits, currency exchange rate volatility, and other economic factors
                  o     individual company and/or industry developments; and
                  o     national and international political events.


Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

The Adviser invests the Fund's assets more conservatively than the managers of most equity funds when the Fund's portfolio manager believes the risk of owning stocks is high. If the Fund's portfolio manager is incorrect in this judgment, the Fund's total return may underperform more fully-invested equity funds.

      o HEDGING RISK. The percentage fluctuation in the value of the Fund's hedge positions in stock index futures contracts may be greater than those of the underlying index, and positions in such


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            futures  are  subject  to certain  other  risks,  including  but not limited to the following:

                  o an imperfect correlation between the change in market value of the Fund's long stock positions relative to its short stock index futures hedge position, limiting the effectiveness of the hedge
                  o possible temporary illiquidity in the markets for stock index futures which may result in continuing exposure to adverse price movements
                  o the fact that the decision to hedge may prove incorrect and, in that case, the Fund would have been better off not hedging

      o INTEREST RATE RISK. To the extent that the Fund's portfolio is invested in U.S. Treasury securities, it is subject to the risk of a decrease in principal value of the securities as interest rates rise. Generally, the longer the maturity of a fixed income security, the greater the gain or loss of principal value for a given change in interest rates.

      o MANAGEMENT RISK. The portfolio manager's analysis and judgment regarding individual stocks, the financial markets, the economy, and many other factors may prove incorrect, resulting in the Fund's investments losing value. Additionally, if stock prices increase, the Fund may lose the opportunity to benefit on that portion of its portfolio invested in fixed income securities.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's SAI.


                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc., ("GBL") a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2005, the Fund paid the Adviser a fee equal to 1.00% of the value of the Fund's average daily net assets.

The Fund's annual  report to  shareholders  for the period  ending  December 31,
2005, contained a discussion of the basis of the Board of Trustees' determination to continue the investment advisory arrangements as described above.

THE PORTFOLIO MANAGER. Mr. Henry Van der Eb, CFA, of Gabelli Funds, LLC, is primarily responsible for the day-to-day investment management of the Fund and has been the Fund's portfolio manager for more than 25 years. Mr. Van der Eb, 61, is President, Chief Executive Officer, and Trustee of the Fund. Prior to joining Gabelli Funds, LLC in 1999, he served as President of Mathers and Company, Inc., a registered investment adviser and Chairman and Chief Executive Officer of Mathers Fund, Inc. He served as President of The Investment Analysts Society of Chicago (1979-1980), and is a Chartered Financial Analyst (CFA), and a member of the Association for Investment Management and Research (AIMR).


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                                                                               7

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The  Fund's  SAI  provides  additional   information  about  Mr.  Van  der  Eb's
compensation, other accounts managed by him and his ownership of securities in the funds he manages.

RULE 12b-1 PLAN. The Fund has adopted a Distribution Plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that the Fund may finance without a Distribution Plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent, or through registered broker-dealers that have entered into appropriate selling agreements with the Distributor.

      o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The GAMCO Mathers Fund" to:

            BY MAIL                           BY PERSONAL DELIVERY
            -------                           --------------------
            THE GABELLI FUNDS                 THE GABELLI FUNDS
            P.O. BOX 8308                     C/O BFDS
            BOSTON, MA 02266-8308             66 BROOKS DRIVE
                                              BRAINTREE, MA 02184

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                            RE:THE GAMCO MATHERS FUND
                               ACCOUNT #________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

            If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.


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8

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SHARE  PRICE.  The Fund  sells its Class AAA  Shares at the net asset  value per share next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of the net asset value per share.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no subsequent minimum investment requirement. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no subsequent minimum investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House (ACH) system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirement.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund, available to their customers. Subject to tax limitations and approval by the Fund's Board of Trustees, the Fund pays out of its assets other than 12b-1 payments, a portion of these charges generally representing savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Fund through these programs.


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                                                                               9

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The  Distributor  or an affiliate  may, from time to time, at its expense out of its own financial resources (a source of which may be payment under the Fund's distribution plan), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund, and/or to promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without
limitation)  shareholder  servicing,   transaction  processing,   sub-accounting
services,   marketing   support,   and/or  access  to  sales   meetings,   sales
representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Distributor or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.

The Fund redeems its shares based on the net asset value per share next determined after the time as of which the Fund receives your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of net asset value per share.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the net asset value.


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10

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Prices are  adjusted to reflect  what the Fund  believes  are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are purchased and redeemed or exchanged within 7 days or less after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short-term trading policies and procedures are in place, or (v) the shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants who cannot implement redemption fees because of systems limitations, and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These programs include programs utilizing omnibus accounts. The Fund seeks to apply these policies uniformly.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

      o     BY LETTER. You may mail a letter requesting redemption of shares to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an
            IRA)  directly  registered  with  State  Street  by  calling  either
            800-GABELLI   (800-422-3554)  or  800-872-5365   (617-328-5000  from
            outside the United States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA BY THE INTERNET. IRA HOLDERS SHOULD CONSULT A TAX ADVISER CON-


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                                                                              11

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            CERNING THE CURRENT TAX RULES  APPLICABLE  TO IRAS.  If State Street
            properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

            1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

            2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value per share next determined after the time as of which the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined net asset value per share after receipt of your redemption request.

REDEMPTION IN KIND. The Fund reserves the right to make a redemption in kind (payment in portfolio securities rather than cash) for certain large redemption amounts. Payments would be made in portfolio securities only in the rare instance that the Fund's Board of Trustees believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with



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respect to such fund or any investor at any time.

In effecting an exchange:


      o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange;
      o if you are exchanging to a fund with a sales charge, you must pay the sales charge at the time of exchange, if applicable;
      o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
      o     you may realize a taxable gain or loss;
      o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
      o you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Fund's transfer agent, or through a registered broker-dealer.

      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.


The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charge and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The Fund's net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding at the



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time the  determination  is made.  The price of Fund  shares for the  purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.


Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board of Trustees. Debt securities with remaining maturities of 60 days or less that are not credit impaired are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Fund's net asset value that has affected, or is likely to affect, more than minimally the net asset value per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Fund's Board of Trustees. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Fund's Board of Trustees will review the Adviser's fair value determinations periodically. The value of the Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.


                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income.



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                               TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends from investment company taxable income and distributions from net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income, except that qualified dividends are eligible for a reduced rate.
Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short-term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. However, as of the date of this prospectus, the Fund has a large capital loss carryforward that will likely offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive taxable distributions of capital gains. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, or local taxes. A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                            MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicate mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.



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                             THE GAMCO MATHERS FUND

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                                      YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------------
                                                                     2005          2004         2003         2002            2001
                                                                  ----------    ----------   ----------   -----------     ---------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ........................  $    10.49    $    10.60   $    10.81   $     12.25     $   12.05
                                                                  ----------    ----------   ----------   -----------     ---------
   Net investment income (loss) ................................        0.13         (0.06)       (0.07)        (0.00)(a)      0.30
   Net realized and unrealized gain (loss)
     on investments ............................................          --         (0.05)       (0.14)        (1.44)         0.21
                                                                  ----------    ----------   ----------   -----------     ---------
   Total from investment operations ............................        0.13         (0.11)       (0.21)        (1.44)         0.51
                                                                  ----------    ----------   ----------   -----------     ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .......................................       (0.18)           --           --            --         (0.31)
                                                                  ----------    ----------   ----------   -----------     ---------
   Total distributions .........................................       (0.18)           --           --            --         (0.31)
                                                                  ----------    ----------   ----------   -----------     ---------
   REDEMPTION FEES .............................................        0.00(a)         --           --            --            --
                                                                  ----------    ----------   ----------   -----------     ---------
   NET ASSET VALUE, END OF PERIOD ..............................  $    10.44    $    10.49   $    10.60   $     10.81     $   12.25
                                                                  ==========    ==========   ==========   ===========     =========
   Total return + ..............................................        1.23%        (1.04)%      (1.94)%      (11.76)%        4.25%
                                                                  ==========    ==========   ==========   ===========     =========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ........................  $   37,614    $   41,258   $   60,846   $    80,827     $  97,893
   Ratio of net investment income to
     average net assets ........................................        1.27%        (0.61)%      (0.61)%       (0.00)%        2.45%
   Ratio of operating expenses to
     average net assets ........................................        2.14%         1.90%        1.67%         1.63%         1.35%
   Ratio of operating expenses to average net
     assets excluding the effect of dividends on
     securities sold short .....................................        1.85%         1.77%        1.64%         1.61%         1.33%
   Portfolio turnover rate .....................................         149%          176%         244%          776%        1,013%

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Amount is less than $0.005 per share.

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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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                             THE GAMCO MATHERS FUND

                                CLASS AAA SHARES

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FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

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  You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                              The GAMCO Mathers Fund

                               One Corporate Center

                                Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                 www.gabelli.com
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You can review and/or copy the Fund's  prospectus,  annual/semi-annual  reports, and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      o     Free from the Fund's website at www.gabelli.com

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by calling 202-551-8090.

      o Free from the EDGAR Database on the Commission's website at www.sec.gov.

(Investment Company Act File No. 811-01311)


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

                               GAMCO MATHERS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the GAMCO Mathers Fund, a Delaware statutory trust (the "Fund"). The SAI should be read in conjunction with the Fund's current Prospectus dated May 1, 2006. For a free copy of the Prospectus, please contact the Fund at the address, telephone number, or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectus.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS

                                                                            PAGE


GENERAL INFORMATION...........................................................2
INVESTMENT STRATEGIES AND RISKS...............................................2
INVESTMENT RESTRICTIONS ......................................................7
PORTFOLIO HOLDINGS INFORMATION................................................9
TRUSTEES AND OFFICERS .......................................................11
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................18
INVESTMENT ADVISORY AND OTHER SERVICES ......................................19
DISTRIBUTION PLAN............................................................24
PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................26
REDEMPTION OF SHARES.........................................................28
DETERMINATION OF NET ASSET VALUE.............................................28
DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................29
INVESTMENT PERFORMANCE INFORMATION...........................................33
DESCRIPTION OF THE FUND'S SHARES.............................................33
FINANCIAL STATEMENTS.........................................................33

                               GENERAL INFORMATION

The Fund is a diversified open-end management investment company organized under the laws of the state of Delaware on June 17, 1999. The Fund commenced operations on October 1, 1999 as the successor to Mathers Fund, Inc., a Maryland corporation incorporated on March 31, 1965 that commenced operations on August 19, 1965. Any reference herein to the Fund, including any financial information, and performance data relating to the period prior to October 1, 1999, reflects the Fund as constituted prior to the commencement of operations as a trust.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's investment objective, how the Fund seeks to achieve its investment objective, and the principal investment strategies by which the Fund will pursue its objective are generally set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest, and certain investment practices and restrictions and is intended to augment the description found in the Prospectus.

FIXED-INCOME SECURITIES

The Fund may, subject to the limitation described under "Fundamental Policies", invest all or any portion of its assets in high quality fixed-income securities, which may include the following:

      o     U.S. Treasury bills, notes, or bonds

      o banker's acceptances and certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements

      o commercial paper rated A-l or A-2 by Standard & Poor's, Inc. ("S&P") or P-l or P-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's

      o     repurchase agreements with respect to the foregoing

REPURCHASE AGREEMENTS

The Fund will not invest over 10% of its assets in repurchase agreements with maturities of over seven days. Underlying securities subject to a repurchase agreement are held in a segregated account in which the custodian holds assets on behalf of the Fund and others. If the counterparty fails to repurchase any such securities, the Fund could experience losses that include:

      o possible decline in their value while the Fund seeks to enforce its rights

      o possible loss of all or a part of the income or proceeds of the repurchase

      o     possible loss of rights in such securities

      o     additional expenses to the Fund in enforcing its rights

SHORT SALES OF SECURITIES


The Fund may, subject to the limitation described under "Non-Fundamental Policies", effect short sales of securities. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short from a broker and delivers that security to the buyer. The Fund is then obligated to return the borrowed security to the broker, typically at an unspecified future date. At that time, the Fund purchases an equivalent number of shares of the same shorted security at its then current market price in order to cover the short position and effect the return. The price at such time may be more or less than the price at which the Fund sold the security short. The transaction will be profitable to the Fund if the price of the security (less related transaction costs) at the time it is purchased is less than its price at the time the Fund entered into the short sale. Conversely, if the price of the security (less related transaction costs) is greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.


Pursuant to rules imposed by the Securities and Exchange Commission (the "SEC"), until the Fund covers its short position, the Fund will be required to maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral (excluding initial proceeds from the short sale) equals the current market value of the security sold short.

The Fund may sell securities short when it believes that prices of such securities are likely to decline, thereby giving the Fund the opportunity to potentially profit from any such decline.

The short sale of securities is generally considered a speculative investment strategy, and there are risks associated with it, including but not limited to the following: (i) the decision of whether, when, and how to utilize short selling involves the exercise of skill and judgment and, unless the Fund's portfolio manager correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made, (ii) unlike a long purchase, where the investor cannot lose more than the purchase price, there is no theoretical limit to potential losses on a short sale; (iii) under certain conditions, short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered;
(v) the lender of a security borrowed and sold short may call the security back, possibly causing a premature close-out of the short position; and (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of dividends or interest the Fund may be required to pay in connection with a short sale.

CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund's adviser, Gabelli Funds, LLC (the "Adviser") which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.


Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The portfolio manager intends to select investments of the type described which, in the Adviser's view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

STOCK INDEX OPTIONS

The Fund may, subject to the limitation described under "Non-Fundamental Policies", purchase put and call options on stock indices for hedging purposes in circumstances believed appropriate by the Adviser. Stock index options are issued by the Options Clearing Corporation. The Fund will only purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. Upon purchase of a stock index option, the Fund will pay a purchase price (the "premium") and brokerage commissions and fees (collectively, together with the premium, "transaction costs"). Such options confer upon the holder the right to receive upon exercise an amount of cash which is based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified dollar amount. The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


A stock index option may be exercised only during its remaining life and may be sold prior to expiration. The value of an option will generally vary directly, in the case of a call, and inversely, in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The Adviser may purchase call index options as a hedge against an increase in the price of securities generally in connection with either sales of portfolio securities or deferrals to a later date of purchases of securities it may desire to purchase. Put index options may be purchased as a hedge against a decline in the price of securities generally rather than selling portfolio securities.

Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or can be exercised at a profit prior to expiration, the Fund will forfeit the entire amount of its transaction costs, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS


The Fund may, subject to the limitation described under "Non-Fundamental Policies", purchase or sell stock index futures contracts and options on such contracts for hedging purposes in circumstances believed to be appropriate by the portfolio manager thereby altering the Fund's equity exposure without actually buying or selling underlying equity securities. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or has the obligation to pay, cash amounts on a daily basis during the period such a position is open based on the daily changes in the difference between the price at which the contract is originally made and the current level of the underlying stock index multiplied by a specified dollar amount. An option on a stock index futures contract gives the holder (purchaser) the right, but not the obligation, in return for payment of the premium (option price), to acquire either a long or a short position (a long position if the option is a call and a short position if the option is a put) in such futures contract at a specified exercise price at any time during the option exercise period. The writer of the stock index futures option has the obligation upon exercise to assume the opposite position on the stock index futures contract.

The Fund's transactions in stock index futures contracts will be executed on U.S. boards of trade designated by the Commodity Futures Trading Commission ("CFTC") as contract markets ("contract markets") through a futures commission merchant (an "FCM") which is a member of the relevant contract market. The contract markets, through their clearinghouses, effectively guarantee that the payments due with respect to stock index futures contracts will be made so that traders need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions. However, in the event of a bankruptcy of the Fund's broker, the Fund may be unable to recover its assets, even assets directly traceable to the Fund from such broker.

At the time the Fund enters into a stock index futures contract, it is required to deposit as "initial margin" a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of "variation margin" are made daily to or from the FCM based upon daily changes in the value of the contract (a process known as "marking to market"). Initial margin is in the nature of a performance deposit, which is returned to the Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the stock index on which the contract is based. A person with a long position in a stock index futures contract (purchaser) has the right to receive payments to the extent that the market price level of such futures contract increases above the level at which such person acquired the long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock index futures contract (seller).

Upon exercise of a stock index futures option, the simultaneous acquisition of open positions in the underlying stock index futures contract by the person exercising the option and the writer is accomplished by delivery for the account of the person exercising the option of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the stock index futures option. If the stock index futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant stock index on the date the option expires.

The Fund is exempt from treatment as a "commodity pool operator" pursuant to the regulations under the Commodity Exchange Act and thus has not registered as such with the CFTC.

The Fund may purchase and sell stock index futures contracts and options on such contracts as a hedge against market fluctuations in its portfolio of equity investments or as a means of quickly and efficiently converting the Fund's cash into an equity position. For example, the Fund might use stock index futures contracts to hedge against fluctuations in the general level of stock prices which might adversely affect either the value of the Fund's portfolio securities or the price of securities which the Fund intends to purchase. The Fund's hedging may include sales of stock index futures contracts as an offset against the effect of expected declines in stock prices and purchases of stock index futures contracts as an offset against the effect of expected increases in stock prices.

In its purchase of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into specific equity securities by means of the purchase of such securities for the Fund's portfolio, and in its sale of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into non-equity holdings by means of the sale of equity securities then held in the Fund's portfolio.

Several risk factors are associated  with trading stock index futures  contracts and options on such contracts. These risks include: (i) an imperfect correlation, limiting the effectiveness of any hedge the Fund may attempt in the futures markets, between the change in market value of the stocks in the Fund's portfolio and the prices of stock index futures contracts and options on such contracts in the Fund's portfolio due to the stocks held by the Fund not fully replicating the stocks underlying the relevant stock index; (ii) possible illiquidity in the markets for stock index futures contracts and options on such contracts which could result in the Fund's inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of stock index futures contracts and options on such contracts, resulting in extreme volatility in the value of such contracts as a percentage of the Fund's assets committed to such positions in the form of futures margins or option premiums; (iv) the fact that the decision of whether, when, and how to hedge involves the exercise of skill and judgment, and unless the Fund's portfolio manager correctly predicts market movements it is possible that as to a particular hedge the Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a stock index futures option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it as well as related transaction costs. In addition, certain contract markets have adopted rules requiring the cessation of trading for specified periods in the event of substantial intra-day price changes and overall daily price fluctuation limits (the maximum amount that the price of a stock index futures contract may vary up or down from the previous day's settlement price). The Federal Reserve Board has the authority to oversee the levels of required margin on stock index futures contracts and options on such contracts. The Federal Reserve Board or the CFTC, acting pursuant to delegated authority, could require that minimum margin levels be set at levels which exceed those historically applied by the contract markets.

The price level of a stock index futures contract should correlate with the current level of the related stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds such person otherwise would have had to use to acquire the stocks which comprise such index but, at the same time, will receive no dividends on the futures position as would have been the case if such person had actually acquired such stocks. In turbulent market conditions, however, the price level of stock index futures contracts can become disassociated from the level of the related stock index, materially impairing the usefulness of the stock index futures markets for hedging stock positions.

PORTFOLIO TURNOVER


For the fiscal years ended December 31, 2005 and 2004, the portfolio turnover rates for the Fund were 149% and 176%, respectively.


Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of a majority of the Fund's shareholders, defined as the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Under its fundamental investment restrictions, the Fund may not:

1. Purchase securities on margin (except that the Fund may make margin payments in connection with transactions in stock index futures contracts and options on such contracts and in connection with short sales of securities), participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the Adviser not being considered participation in a joint-trading account for this purpose), act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities or commodity futures (except that the Fund may purchase or sell stock index futures contracts and options on such contracts) or real estate (marketable securities of companies whose business involves the purchase or sale of real estate, including real estate investment trusts, not being considered real estate for this purpose);

2. Borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, or pledge any of its assets (collateral arrangements with respect to margin for stock index futures contracts and options on such contracts and with respect to short sales of securities not being considered a pledge of assets for this purpose), except to secure such borrowings and only to an extent not greater than 10% of the value of the Fund's net assets. The Fund has not, however, employed the practices of borrowing money, issuing senior securities or pledging any of its assets nor does it intend to employ such practices in the absence of unforeseen circumstances;

3. Purchase debt securities other than those which are publicly held (repurchase agreements not being considered debt securities for this purpose);

4. Purchase securities of other investment companies, except on the open market where no profit or commission results other than the broker's commission, or as part of a plan of merger, consolidation, or reorganization approved by the shareholders of the Fund;

5. Make investments for the purpose of exercising control or management of any company;

6. Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer;

7. Concentrate more than 25% of the value of its assets, exclusive of government securities, in securities issued by companies primarily engaged in the same industry; or

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer, director, or other affiliated person of its investment adviser.

NON-FUNDAMENTAL POLICIES

The Fund has adopted the following non-fundamental policies which may be changed by the Fund's Board of Trustees without shareholder approval. The Fund will not:

1. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended;

2. Purchase any interest in any oil, gas, or any other mineral exploration or development program or, except for options on stock indices as set forth in paragraph 7 below, invest in put and call options;

3. Purchase any security if, as a result of such purchase, the Fund would hold more than 10% of any class of the securities of an issuer;

4. Enter into repurchase agreements, except with authorized banks or dealers meeting criteria established by the Adviser, or invest over 10% of its assets in repurchase agreements with maturities of more than seven days;

5. Invest over 10% of its net assets in securities of foreign issuers which are not publicly traded in the United States;

6. Purchase put and call options on stock indices if the total cost (determined as of the time of purchase) of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired;

7. Enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments; or

8. (i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 50% of the value of the Fund's net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 5% of the Fund's net assets or if the securities sold short would constitute more than 3% of a class of the issuer's outstanding securities.

GENERAL

Any percentage limitations referred to in the above investment restrictions are determined at the time a purchase, initial investment, or short sale is made and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from or short position in the Fund's portfolio.

The Fund's fundamental investment restriction as to concentration, described in paragraph 7 under "Fundamental Policies" above, does not apply to investments in government securities (e.g., U.S. Treasury securities) since their issuers are not members of any industry. The Fund includes government securities in determining the value of all of its assets for purposes of calculating the percentage of the value of its assets invested in issuers primarily engaged in an industry.

The Fund may invest, without limitation under the non-fundamental policy described in paragraph 6 under "Non-Fundamental Policies" above, in foreign securities that are U.S. dollar denominated and are publicly traded in the United States and in U.S. dollar denominated American Depositary Receipts (receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer).

Dividends and interest on securities of foreign issuers may be subject to foreign withholding tax, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Other risks of investing in foreign securities include political, social, or economic instability in the country where the issuer is domiciled, the difficulty of predicting international trade patterns, exchange rate fluctuations, and, in certain countries, the possibility of expropriation or diplomatic developments that could affect investments in those countries. In addition, less information may be publicly available about a foreign company than about a domestic company, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies, and securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase securities in underwritten prospectus offerings, including so-called "hot" initial public offerings, but will generally do so on the basis of fundamental valuation and/or special situation investment considerations, and not, typically, solely on the basis of supply and demand considerations. Generally, the Fund will seek to participate only when the portfolio manager believes the securities offered are consistent with the Fund's non-prospectus offering security selections and investment risk profile.

                         PORTFOLIO HOLDINGS INFORMATION


Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's Website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under forms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or the Independent Board of Trustees. These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.


Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no lag time in some cases and with a lag time of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(3) To service providers of the Fund, as is necessary for the performance of their services to the Fund and to the Board of Trustees of the Fund; the Fund's current service providers are its administrator, transfer agent, custodian, independent registered public accounting firm and legal counsel;

(4) To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(5) To certain broker dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board of Trustees at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

Under the Fund's policies described in Item 2 above the following entities receive information about the portfolio holdings including information derived from the portfolio:

            (1) Lipper Inc. receives information derived from the portfolio monthly, with a one (1) day lag, and

            (2) The Investment Company Institute receives information derived from the portfolio monthly, with up to a ten (10) business day lag.


Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board of Trustees will review such arrangements annually with the Fund's Chief Compliance Officer.

                              TRUSTEES AND OFFICERS


Under Delaware law, the Fund's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers of the Fund is as follows:

                                            NUMBER OF
                               TERM OF       FUNDS IN
                              OFFICE AND       FUND
     NAME, POSITION(S)        LENGTH OF      COMPLEX
        ADDRESS 1                TIME      OVERSEEN BY       PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
         AND AGE              SERVED 2       TRUSTEE          DURING PAST FIVE YEARS              HELD BY TRUSTEE 3
         -------              --------       -------          ----------------------              -----------------
INTERESTED TRUSTEES 4:

MARIO J. GABELLI             Since 1999        23        Chairman  of the Board and Chief     Director of Morgan Group
Trustee and Chairman                                     Executive   Officer   of   GAMCO     Holdings, Inc. (holding
Age: 63                                                  Investors,    Inc.   and   Chief     company)
                                                         Investment   Officer   -   Value
                                                         Portfolios  of  Gabelli   Funds,
                                                         LLC and GAMCO  Asset  Management
                                                         Inc.;    Chairman    and   Chief
                                                         Executive   Officer   of   Lynch
                                                         Interactive          Corporation
                                                         (multimedia and services)

HENRY G. VAN DER EB 5        Since 1976         3        Senior Vice  president  of GAMCO                ---
Trustee, President and                                   Investors,   Inc.  since  August
Chief Executive Officer                                  2004;  Senior Vice President and
Age: (61)                                                Portfolio   Manager  of  Gabelli
                                                         Funds,   LLC  and  GAMCO   Asset
                                                         Management   Inc.   since  1999;
                                                         President   and  CEO  of   GAMCO
                                                         Mathers Fund since 1999

NON-INTERESTED TRUSTEES:

E. VAL CERUTTI               Since 2001         7        Chief   Executive   Officer   of     Director      of     Lynch
Trustee                                                  Cerutti    Consultants,    Inc.;     Corporation   (diversified
Age: 66                                                  Adviser,  Iona College School of     manufacturing)
                                                         Business

ANTHONY J. COLAVITA          Since 1999        33        Partner   in  the  law  firm  of                ---
Trustee                                                  Anthony J. Colavita, P.C.
Age: 70

VINCENT D. ENRIGHT           Since 1999        13        Former  Senior  Vice   President     Director  of Aphton  Corp.
Trustee                                                  and Chief  Financial  Officer of     (biopharmaceuticals)
Age: 62                                                  KeySpan    Energy    Corporation
                                                         (utility     holding    company)
                                                         1994-1998

                                            NUMBER OF
                               TERM OF       FUNDS IN
                              OFFICE AND       FUND
     NAME, POSITION(S)        LENGTH OF      COMPLEX
        ADDRESS 1                TIME      OVERSEEN BY       PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
         AND AGE              SERVED 2       TRUSTEE          DURING PAST FIVE YEARS              HELD BY TRUSTEE 3
         -------              --------       -------          ----------------------              -----------------
NON-INTERESTED TRUSTEES:(CONTINUED)

ANTHONY R. PUSTORINO         Since 1999         14       Certified   Public    Accountant;       Director of Lynch
Trustee                                                  Professor     Emeritus,      Pace       Corporation (diversified
Age: 80                                                  University                              manufacturing)

WERNER J. ROEDER             Since 1999         23       Medical   Director   of  Lawrence                  ---
Trustee                                                  Hospital and  practicing  private
Age: 65                                                  physician

ANTHONIE C. VAN EKRIS        Since 1999         17       Chairman         of        BALMAC                  __
Trustee                                                  International,  Inc. (commodities
Age: 71                                                  and futures trading)

OFFICERS:

BRUCE N. ALPERT              Since 1999         --       Executive   Vice   President  and                 ----
Executive Vice President                                 Chief   Operating    Officer   of
Age: 54                                                  Gabelli  Funds,  LLC  since  1988
                                                         and  an  officer  of  all  of the
                                                         registered  investment  companies
                                                         in  the  Gabelli  Funds  complex.
                                                         Director    and    President   of
                                                         Gabelli   Advisers,   Inc.  since
                                                         1998.

EDITH L. COOK 5              Since 1984         --       Prior  to  October   1999,   Vice                 ----
Vice President                                           President    and   Treasurer   of
Age: (64)                                                Mathers   Fund,   Inc.  and  Vice
                                                         President    of    Mathers    and
                                                         Company, Inc.

HEIDI M. KOONTZ 5            Since 1995         --       Prior  to  October   1999,   Vice                 ----
Vice President                                           President of Mathers Fund, Inc.
Age: 37

JAMES E. MCKEE               Since 1999         --       Vice  President,  General Counsel
Vice President and                                       and     Secretary     of    GAMCO
Secretary                                                Investors,  Inc.  since  1999 and
Age: 42                                                  GAMCO   Asset   Management   Inc.
                                                         since 1993;  Secretary  of all of
                                                         the     registered     investment
                                                         companies  in the  Gabelli  Funds
                                                         complex.

                                            NUMBER OF
                               TERM OF      FUNDS IN
                              OFFICE AND      FUND
     NAME, POSITION(S)        LENGTH OF      COMPLEX
       ADDRESS 1                 TIME       OVERSEEN                      PRINCIPAL OCCUPATION(S)
         AND AGE               SERVED 2     BY TRUSTEE                     DURING PAST FIVE YEARS
         -------               --------     ----------                     ----------------------
OFFICERS:(CONTINUED)

AGNES MULLADY                 Since 2006       --       Officer of all of the registered  investment companies in the
Treasurer and                                           Gabelli Funds  complex;  Senior Vice  President,  U.S.  Trust
Principal Financial Officer                             Company,  N.A. and  Treasurer  and Chief  Financial  Officer,
Age: 47                                                 Excelsior  Funds  from 2004  through  2005;  Chief  Financial
                                                        Officer,  AMIC Distribution  Partners from 2002 through 2004;
                                                        Controller  at Reserve  Management  Corporation,  and Reserve
                                                        Partners,  Inc. and Treasurer Reserve Funds from 2000 through
                                                        2002.

ANNE E. MORRISSY, CFA(5)      Since 1987       --       Prior to October 1999,  Executive Vice  President,  Secretary
Executive Vice President                                and  Director of Mathers  Fund,  Inc.  and Vice  President of
Age: (45)                                               Mathers and Company,  Inc.  Executive  Vice  President of the
                                                        GAMCO  Mathers Fund and Vice  President  of GAMCO  Investors,
                                                        Inc. since 1999.

PETER D. GOLDSTEIN            Since 2004       --       Director  of  Regulatory  Affairs  at GAMCO  Investors,  Inc.
Chief Compliance Officer                                since February 2004; Chief  Compliance  Officer of all of the
Age 53                                                  registered   investment   companies  in  the  Gabelli   Funds
                                                        complex;  Vice  President of Goldman  Sachs Asset  Management
                                                        from November 2000 through January 2004.

----------
1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2     Each Trustee will hold office for an indefinite term until the earliest of
      (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended.

4 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mario J. Gabelli and Henry G. Van der Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser, as officers or directors of Gabelli Funds, LLC or an affiliated company (and in the case of Mario J. Gabelli, as a controlling shareholder).

5     Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.


STANDING BOARD COMMITTEES


The Board of Trustees has established two standing committees in connection with their governance of the Fund - Audit and Nominating.

The Fund's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees of the Fund on February 14, 2006. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm. During the fiscal year ended December 31, 2005, the Audit Committee met twice.

The Fund's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2005. The Fund does not have a standing compensation committee.


TRUSTEE OWNERSHIP OF FUND SHARES


Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.

-----------------------------------------------------------------------------------------------------
                                  DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY
                                      SECURITIES HELD                  SECURITIES HELD
         NAME OF TRUSTEE                IN THE FUND                    IN FUND COMPLEX
         ---------------                -----------                    ---------------
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

-----------------------------------------------------------------------------------------------------
Mario J. Gabelli                             E                                E

-----------------------------------------------------------------------------------------------------
Karl Otto Pohl**                             A                                A

-----------------------------------------------------------------------------------------------------
Henry G. Van der Eb                          E                                E

-----------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

-----------------------------------------------------------------------------------------------------
E. Val Cerutti                               A                                E

-----------------------------------------------------------------------------------------------------
Anthony J. Colavita***                       B                                E

-----------------------------------------------------------------------------------------------------
Vincent D. Enright                           B                                E

-----------------------------------------------------------------------------------------------------
Anthony R. Pustorino***                      B                                 E

-----------------------------------------------------------------------------------------------------
Werner J. Roeder                             A                                 E

-----------------------------------------------------------------------------------------------------
Anthonie C. van Ekris***                     A                                 E

-----------------------------------------------------------------------------------------------------

----------
*     KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2005

A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000
E.    Over $100,000

** Mr. Pohl resigned from the Board of Trustees on November 15, 2005 and now serves as Trustee Emeritus.

*** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of Lynch Corporation having a value of $16,517 and $19,272 respectively as of December 31, 2005. Mr. van Ekris beneficially owns less than 1% of the common stock of (i) Lynch Corporation having a value of $16,500 as of December 31, 2005 and (ii) Lynch Interactive Corporation having a value of $52,176 as of December 31, 2005. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and/or a related person and in that event would be deemed to be under common control with the Fund's Adviser.


TRUSTEE AND OFFICER COMPENSATION



No director, officer or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor"), the Adviser or an affiliated company receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of its affiliates $5,000 per annum plus $1,000 per meeting attended in person and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, or Nominating Committees a fee of $500 per committee meeting. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension, or retirement benefits are accrued as part of Fund expenses.

The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2005.

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------
                                                                        TOTAL COMPENSATION
                                         AGGREGATE COMPENSATION       FROM THE FUND AND FUND
    NAME OF PERSON AND POSITION               FROM THE FUND                  COMPLEX*
    ---------------------------               -------------                  -------
Mario J. Gabelli                            $0                            $ 0 (24)
Trustee
----------------------------------------------------------------------------------------------
E. Val Cerutti                              $ 9,071                       $ 27,250 (7)
Trustee
----------------------------------------------------------------------------------------------
Anthony J. Colavita                         $ 9,014                       $ 212,473 (37)***
Trustee
----------------------------------------------------------------------------------------------
Vincent D. Enright                          $ 10,038                      $ 80,617 (14)
Trustee
----------------------------------------------------------------------------------------------
Karl Otto Pohl**                            $ 0                           $ 7,571 (35)***
Trustee
----------------------------------------------------------------------------------------------
Anthony R. Pustorino                        $ 10,029                      $ 147,261 (17)***
Trustee
----------------------------------------------------------------------------------------------
Werner J. Roeder, MD                        $ 9,019                       $ 108,261 (26)***
Trustee
----------------------------------------------------------------------------------------------
Anthonie C. van Ekris                       $ 9,025                       $ 105,378 (21)***
Trustee
----------------------------------------------------------------------------------------------
Henry G. Van der Eb                         $ 0                           $ 0 (4)
Trustee
----------------------------------------------------------------------------------------------

----------
* Represents the total compensation paid to such persons for the calendar year ended December 31, 2005. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

** Mr. Pohl resigned from the Board of Trustees on November 15, 2005 and now serves as Trustee Emeritus.

***   Includes The  Treasurer's  Fund,  Inc. which was liquidated on October 28,
      2005.


CODE OF ETHICS

The Fund, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES


The Fund has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy

Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firms to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its corporate governance service, other third-party services, and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Services or the Adviser's legal department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser or principal underwriter on the other hand, the conflict will be brought to the Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve any conflict itself, may ask the independent Trustees of the Fund, which would potentially include the Board's Proxy Voting Committee, to vote the proxies or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund filed Form N-PX with the Fund's complete proxy voting record for the twelve-month-period ended June 30, 2005. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 4, 2006, the following person(s) owned of record or were known to the Fund to own beneficially 5% or more of the Fund's outstanding shares:

              NAME AND ADDRESS             % OF CLASS        NATURE OF OWNERSHIP
              ----------------             ----------        -------------------

      Charles Schwab & Company, Inc.          6.60%                Record
      Reinvestment Account
      San Francisco, CA 94104

      Henry G. Van der Eb                     9.81%              Beneficial
      Bannonockburn, IL 60015

As of April 4, 2006, as a group, the Trustees and Officers of the Fund beneficially owned 12.83% of the Fund's outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

The Adviser is a New York limited liability company which serves as investment adviser to 15 open-end investment companies and 7 closed-end investment companies with aggregate assets in excess of $13.3 billion as of December 31, 2005. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO"), which acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments, and as sub adviser to management investment companies had assets under management of approximately $12.4 billion as of December 31, 2005; Gabelli Advisers, Inc., a majority-owned subsidiary of GBL and affiliates, acts as investment adviser to The Westwood Funds with assets under management of approximately $416 million as of December 31, 2005; Gabelli Securities, Inc., a wholly-owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $634 million as of December 31, 2005; and separate accounts having assets under management of approximately $84 million as of December 31, 2005. Each of the foregoing companies is a subsidiary of GBL.

The Adviser currently serves as an investment adviser to the Fund pursuant to an investment advisory agreement which was approved by the shareholders of the Fund on September 24, 1999, to be effective on October 1, 1999 (the "Current Agreement"). The Current Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Current Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, on August 10, 2005. At that meeting, the Board of Trustees reviewed the written and oral presentations provided by the Adviser in connection with the Trustees' consideration of the Current Agreement. The Trustees also reviewed their responsibilities under applicable law. The Trustees considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund and the information on these matters to similar information for other mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the Current Agreement to the Adviser, additional revenues to the Adviser's affiliates from the Fund's distribution plan, and from portfolio trading commissions, the Fund's absolute and comparative investment performance and the quality of the services provided to the Fund by the Adviser and it's affiliates. The independent
Trustees met separately to discuss this information. Based on their consideration of all of the above factors, the independent Trustees recommended to the full Board, and each of the Trustees present at the Meeting determined, to renew the Current Agreement. In the course of arriving at such determination the independent Trustees relied in particular on the comparative investment performance of the Fund over time within its peer group, the expertise of the portfolio manager, and the level of services provided by the Adviser.


The Current Agreement provides that the Adviser will act as investment adviser to the Fund, supervise and manage the Fund's investment activities on a discretionary basis and oversee the administration of the Fund's business and affairs. In this connection, the Adviser is responsible for maintaining certain of the Fund's books and records and performing other administrative aspects of the Fund's operations to the extent not performed by the Fund's custodian, transfer agent, and dividend disbursing agent.


The Adviser bears all costs and expenses incurred in connection with its duties under the Current Agreement, including the fees or salaries of Trustees or officers of the Fund who are affiliated persons of the Adviser. Subject to the foregoing, the Fund will be responsible for the payment of all of its other expenses, including (i) payment of the fees payable to the Adviser under the agreement; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings;
(vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses;
(viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's Prospectus and Statement of Additional Information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities law; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the SEC; (xiii) the expense of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Fund's Trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; and
(xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

The Current Agreement provides that in the course of the Adviser's execution of portfolio transactions for the Fund, the Adviser may, subject to conditions as may be specified by the Fund's Board of Trustees, (i) place orders for the purchase or sale of the Fund's portfolio securities with the Adviser's affiliate, Gabelli & Company, Inc.; and (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion.


The cost of calculating the Fund's net asset value is an expense payable by the Fund pursuant to the Current Agreement. To the extent that a portion of the sub-administrative fee is used to pay for personnel and equipment related to calculating the net asset value, the Fund will reimburse the Adviser for such expense, up to $45,000. During the fiscal year ended December 31, 2005, the Fund did not reimburse the Adviser in connection with the cost of computing the Fund's net asset value.


The Current Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position, the Adviser and its employees, officers, trustees, agents or controlling persons will not be liable for any act or omission or for any loss sustained by the Fund. However, the agreement provides that the Fund is not waiving any rights that it may have which cannot be waived. The Current Agreement also provides that the Fund will indemnify the Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the Current Agreement unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her action was unlawful). The agreement provides specific procedures and standards for making advance payments and permits the Board to disallow indemnification in certain situations.

The Current Agreement expressly permits the Adviser to act as investment adviser to others and provides that the word "Gabelli" is derived from the name of Mario
J. Gabelli and that such name may freely be used by the Adviser for other investment companies, entities, or products. The agreement also provides that in the event that the Adviser ceases to be the Fund's investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to a new name which does not include "Gabelli."

The Current Agreement is terminable without penalty by the Fund on not more than 60 days' written notice when authorized by the Trustees (or, with respect to the provisions relating to the Fund's Plan of Distribution, by a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan of Distribution or any related agreements), by the holders of the same proportion of shares required to authorize the agreement, or by the Adviser. The Current Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Current Agreement provides that unless terminated it will remain in effect from year to year, so long as continuation of the Current Agreement is approved annually by the Trustees of the Fund or the shareholders of the Fund and, in either case, by a majority of the Trustees who are not parties to the Current Agreement or "interested persons" as defined in the 1940 Act of any such person.


As compensation for its services and related expenses, the Adviser receives a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund's daily average net assets. For the fiscal years ended December 31, 2003, December 31, 2004, and December 31, 2005, the Fund paid $747,475, $477,238 and $393,547, respectively, to the Adviser.


PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED


The information below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for day-to-day management during the fiscal year ended December 31, 2005.

                                                                                  # OF ACCOUNTS       TOTAL ASSETS
                                                    TOTAL                          MANAGED WITH           WITH
                                                    # OF                           ADVISORY FEE       ADVISORY FEE
    Name of Portfolio                             ACCOUNTS                          BASED ON            BASED ON
         Manager             TYPE OF ACCOUNTS      MANAGED     TOTAL ASSETS        PERFORMANCE         PERFORMANCE
         -------             ----------------      -------     ------------        -----------         -----------
     Henry Van der Eb       Registered                1            $33M                 1                 $33M
                            Investment
                            Companies:
                            Other Pooled              1           $20.2M                1                $20.2M
                            Investment
                            Vehicles:
                            Other Accounts:          13           $25.4M                0                  $0


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:


ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.


The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE


The compensation of the portfolio managers in the Gabelli organization is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Mr. Van der Eb receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund and separate accounts to the extent that the amount exceeds a minimum level of compensation, and a discretionary bonus. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than Mr. Van der Eb's compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by the Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

Mr. Van der Eb's compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the accounts. Compensation for managing the other accounts that have a performance-based fee has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.



OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's Portfolio Manager:

                                                        DOLLAR RANGE OF EQUITY
                                                        SECURITIES HELD
         NAME                                           IN THE FUND*
         ----                                           ------------

         Henry Van der Eb                                     G

----------
*     KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2005

A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000
E.    $100,001 - $500,000
F.    $500,001 - $1,000,000
G.    over $1,000,000


SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share and, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended ("the Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .0100%.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's cash and securities as well as the Transfer Agent and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at the BFDS Building, 66 Brooks Drive, Braintree, MA 02184. Neither State Street nor BFDS assists in or is responsible for investment decisions involving assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania, 19103, independent registered public accounting firm for the Fund, has been selected to audit the Fund's annual financial statements.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.

DISTRIBUTOR


To implement the Fund's 12b-1 Plan, the Fund has entered into a Distribution Agreement with Gabelli & Company, a New York corporation which is an indirect majority owned subsidiary of GAMCO Investors, Inc., having its principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

Set forth in the table below is the amount of brokerage commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                NET UNDERWRITING   COMPENSATION ON
                  DISCOUNTS AND    REDEMPTIONS AND     BROKERAGE       OTHER
                   COMMISSIONS       REPURCHASES      COMMISSIONS   COMPENSATION
                   -----------       -----------      -----------   ------------
--------------------------------------------------------------------------------
                       $0                 $0           $24,275           --
--------------------------------------------------------------------------------


                                DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor, in consideration of the services to be provided and the expenses to be incurred by the Distributor, distribution payments of 0.25% per year of the average daily net assets of the Fund. The payments made by the Fund under the Plan of Distribution will be used by the Distributor for the purpose of financing activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising the shares or Gabelli's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates), and sales and marketing personnel of any of them, for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including Gabelli and its personnel) for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts;

the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production, and dissemination of sales, marketing and shareholder servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and record keeping, and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board; and the financing of any activity for which payment is authorized by the Board. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan compensates the Distributor regardless of its expenses. Accordingly, it is possible that the Distributor could receive compensation under the Plan that exceeds the Distributor's costs and related distribution expenses, thus resulting in a profit to the Distributor. On the other hand, during periods when it believes the Fund's shares will be attractive to investors, the Distributor may, but is not required to, spend more on distribution activities than it receives under the Plan. The Plan is intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund's expense ratio.

The Plan contains a number of provisions relating to reporting obligations and to its continuation, amendment, and termination as required by Rule 12b-1. The
Plan will continue in effect for longer than one year only as long as its continuation is specifically approved at least annually by a majority of the Fund's Board of Trustees, including a majority of the Rule 12b-1 Trustees (Trustees who are not "interested persons" of the Fund and who have no interest in any agreement entered into pursuant to the Plan), by a vote cast in person at a meeting called for the purpose of voting on the Plan. All material amendments to the Plan must be approved by a majority of the Fund's Board of Trustees and the Rule 12b-1 Trustees, and the Plan may not be amended to increase the maximum level of payments by the Fund without such approvals and, further, the approval of a majority of the outstanding shares of the Fund. The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding shares of the Fund. The Plan requires that the Fund's Board of Trustees receive, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be at the discretion of the non-interested Trustees then in office.

No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.


During the fiscal year ended December 31, 2005, the Fund incurred expenses under the Plan of approximately $98,387. Of this amount, $800 was attributable to advertising and promotion, $3,900 for printing, postage and stationery, $600 for overhead support expenses, $13,900 for salaries of personnel of the Distributor and $3,400 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD.


The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board of Trustees, the Fund also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at a price that is at least as favorable taking into account commissions ("best execution"). Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The policy of the Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining prices that are at least as favorable taking into account commissions and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide prices that are at least as favorable taking into account it commissions and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.


Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of the accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts. The Fund did not enter into any such services.


The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price, execution and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Fund's Board of Trustees has adopted

"Procedures" which provide that commissions paid to Gabelli & Company on brokerage transactions must not exceed those which would have been charged to effect the same or a comparable transaction at an equally favorable price or those Gabelli & Company charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund's Procedures contain requirements that the Board, including its "independent" Trustees, review such commissions and transactions quarterly and such Procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of each fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Gabelli & Company may also effect portfolio transactions on behalf of the Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the year ended December 31 as indicated:


                                                                      FISCAL YEAR
                                                                         ENDED       COMMISSIONS
                                                                      DECEMBER 31,      PAID
                                                                      ------------      ----
  Total Brokerage Commissions                                              2003       $50,041
                                                                           2004       $49,582
                                                                           2005       $27,585

  Commissions paid to Gabelli & Company                                    2003       $ 7,353
                                                                           2004       $ 8,800
                                                                           2005       $24,275

  % of Total Brokerage Commissions paid to Gabelli                         2005         88.0%
  & Company

  % of Total Transactions involving Commissions paid to Gabelli            2005         66.1%
  & Company

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Adviser and taken at the value used in determining the Fund's net asset value per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the redemptions by the particular shareholder over the prior three months exceed $250,000 and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.


Cancellation of purchase orders for Fund shares (as, for example when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or Gabelli & Company for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that Gabelli & Company will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 7 days or less after the date of a purchase. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and is paid directly to the Fund and not to the Adviser or Distributor.


                        DETERMINATION OF NET ASSET VALUE


For purposes of determining the Fund's NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, then the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Trustees. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Trustees determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Further information on fair valuation is provided in the Fund's Prospectus under "Pricing of Fund Shares."

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Fund's Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed upon shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

GENERAL

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.


On December 31, 2005, the Fund's unused capital loss carryforwards were approximately $20,914,332. For federal income tax purposes, this amount is available to be applied against future capital gains of the Fund that are realized prior to the expiration of the applicable carryforward. $7,533,490 is available through 2006; $12,430,175 is available through 2010; $670,201 is available through 2011; and $280,466 is available through 2012.

TAX STATUS OF THE FUND

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.


Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, (unless an election is made by the Fund with a November or December year-end to use the Fund's fiscal year., and (3) all ordinary income and capital gains for previous years that were not distributed during such years and upon which no tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.


A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS


Distributions  of  investment  company  taxable  income  are  taxable  to a U.S.
shareholder as ordinary income, whether paid in cash or shares. Qualified dividends from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders at a reduced rate of 15% (5% for shareholders in lower tax brackets). This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2009 and thereafter revert to ordinary income rates. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction.

The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses realized, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.


To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.


Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

M

FOREIGN TAXES

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund's shareholders.


DISPOSITIONS

Upon a redemption, sale, or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, for noncorporate shareholders, the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale, or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION


Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding federal, state, local, and foreign tax considerations.


FUND INVESTMENTS

OPTIONS, FUTURES, AND FORWARD CONTRACTS. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

SHORT SALES. In connection with short sales by the Fund, the Fund will be subject to certain rules which may affect the character and timing of gain or loss recognized by the Fund for U.S. federal income tax purposes. Under these rules a short sale remains open until the Fund (as the short seller) delivers the security to the broker (as the lender) and closes the transaction. Any gain or loss realized by the Fund from closing a short sale will be short-term capital gain or loss if on the date of such short sale substantially identical securities have been held by the Fund for less than one year or the Fund acquires substantially identical securities after the time the short sale is entered into but prior to closing such short sale. The Fund expects to close out all of its short sales with such after-acquired securities. The Fund does not intend, however, to enter into short sales with respect to securities that it holds at the time of entering a short sale.

Special Code provisions applicable to Fund investments, discussed above, may affect the characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                       INVESTMENT PERFORMANCE INFORMATION


From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.


The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli & Company.


In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

The Fund is authorized to issue an unlimited number of shares of beneficial interest. Subject to approval by the Trustees of a plan under Rule 18f-3 of the 1940 Act, the Trustees of the Fund may, at any time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes. There is currently a single series with a single class of shares designated as AAA.

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware statutory trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Declaration of Trust provides that the Fund's shareholders have the right, upon the vote of more than two-thirds of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemptions from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or
(ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund will continue indefinitely.

The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Delaware law, shareholders of such a trust may not be held personally liable as partners for a trust's obligations.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2005, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

                             THE GAMCO MATHERS FUND

                                     PART C

                                OTHER INFORMATION

Item 22. EXHIBITS:

(a)(1) Agreement and Declaration of Trust of the Registrant, dated June 17, 1999, is incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement as filed with the SEC via EDGAR on July 22, 1999 (Accession No. 0000927405-99-000248) ("Post-Effective
         Amendment No. 59").

(a)(2) Resolutions Authorizing Initial Series of Shares are incorporated by reference to Post-Effective Amendment No. 59.

         Certificate of Amendment to Certificate of Trust, dated December 23, 2005, filed herewith.


(b) By-Laws of the Registrant, dated June 17, 1999, are incorporated by reference to Post-Effective Amendment No. 59.

(c)      Not Applicable.

(d) Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated October 1, 1999, is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000193) ("Post-Effective Amendment No. 62").

(e)      Distribution  Agreement  between the  Registrant and Gabelli & Company,
         Inc.,   dated  October  1,  1999,  is   incorporated  by  reference  to
         Post-Effective Amendment No. 62.

(f)      Not Applicable.

(g) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000397) ("Post-Effective Amendment No. 64").

(h) Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement as filed with the SEC via EDGAR on September 29, 1999 (Accession No. 0000927405-99-000322)
         ("Post-Effective Amendment No. 61").

(i)      Opinion  and  Consent  of  Counsel   concerning  the  legality  of  the
         securities issued is incorporated by reference to Post-Effective Amendment No. 61.


(j)(1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.


(j)(2)   Powers of Attorney for Henry Van der Eb, Anthony J.  Colavita,  Vincent
         D. Enright,  Jon P. Hedrich,  Robert E. Kohnen, Karl Otto Pohl, Anthony
         R. Pustorino and Anthonie C. van Ekris, dated April 23, 2001, are incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement filed with the SEC via EDGAR on May 1, 2003 (Accession No. 0000935069-03-000561) ("Post-Effective Amendment No. 65").

(j)(3)   Powers of Attorney for Mario J.  Gabelli,  Werner J. Roeder and Jack O.
         Vance,   dated  April  23,  2001,  are  incorporated  by  reference  to
         Post-Effective Amendment No. 64.

(j)(4) Power of Attorney for E. Val Cerutti, dated December 3, 2001, is incorporated by reference to Post-Effective Amendment No. 65.

(k)      Not Applicable.

(l)      Not Applicable.

(m) Plan of Distribution pursuant to Rule 12b-1, dated October 1, 1999, is incorporated by reference to Post-Effective Amendment No. 59. (n) Not Applicable. (o) Not Applicable.

(p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement as filed with the SEC via EDGAR on March 2, 2005 (Accession No. 0000935069-05-000447).

Item 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

         None.

Item 24. INDEMNIFICATION

         Section 4.2 of Article IV of Registrant's Agreement and Declaration of Trust, Section 5 of the Investment Advisory Agreement and Section 10 of the Distribution Agreement are hereby incorporated by reference to Exhibits (a), (d) and (e).

         Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

         The information required by this Item 25 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 26. PRINCIPAL UNDERWRITER


         (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Money Market Funds, The Gabelli Utilities Fund, The Gabelli Value Fund Inc., and The Westwood Funds.


         (b) The information required by this Item 26 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)   Not Applicable.

Item 27. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

         1.  Gabelli Funds, LLC
             One Corporate Center
             Rye, New York 10580-1422

         2.  PFPC Inc.
             99 High Street
             Boston, Massachusetts 02110

         3.  PFPC Inc.
             760 Moore Road
             King of Prussia, Pennsylvania 19406

         4.  State Street Bank and Trust Company
             One Heritage Drive
             North Quincy, Massachusetts 02171

         5.  Boston Financial Data Services, Inc.
             Two Heritage Drive
             North Quincy, Massachusetts 02171

Item 28. MANAGEMENT SERVICES

         Not Applicable.

Item 29. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GAMCO MATHERS FUND, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York, on the 28th day of April, 2006.

                                         THE GABELLI MATHERS FUND


                                         BY: /s/ Bruce N. Alpert
                                             ----------------------------------
                                             Bruce N. Alpert
                                             Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 69 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                                                DATE
---------                        -----                                                ----
Mario J. Gabelli*                Chairman                                             April 28, 2006
------------------------
Mario J. Gabelli

Henry G. Van der Eb*             President, Trustee and Chief Executive Officer       April 28, 2006
------------------------
Henry G. Van der Eb

/s/ Bruce N. Alpert              Executive Vice President                             April 28, 2006
------------------------
Bruce N. Alpert

/s/ Agnes Mullady                Principal Financial Officer and Treasurer            April 28, 2006
------------------------
Agnes Mullady

E. Val Cerutti*                  Trustee                                              April 28, 2006
------------------------
E. Val Cerutti

Anthony J. Colavita*             Trustee                                              April 28, 2006
------------------------
Anthony J. Colavita

Vincent D. Enright*              Trustee                                              April 28, 2006
------------------------
Vincent D. Enright

Anthony R. Pustorino*            Trustee                                              April 28, 2006
------------------------
Anthony R. Pustorino

Werner J. Roeder*                Trustee                                              April 28, 2006
------------------------
Werner J. Roeder

Anthonie C. van Ekris*           Trustee                                              April 28, 2006
------------------------
Anthonie C. van Ekris


*By: /s/ Bruce N. Alpert
     ---------------------------
         Bruce N. Alpert
         Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

(a) Certificate of Amendment to Certificate of Trust, dated December 23, 2005, filed herewith

(j)      Consent of Ernst & Young LLP, Independent  Registered Public Accounting
         Firm.